SECURITIES  AND  EXCHANGE  COMMISSION

Washington,  D.C.    20549



FORM  8-K

CURRENT  REPORT

PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE  SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):      JANUARY  7, 1997


HAYNES  INTERNATIONAL,  INC.
(Exact  name  of  registrant  as  specified  in  its  charter)







 DELAWARE                           333-05411                 13-3527598
(State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
of incorporation or                                      Identification No.)
organization)









1020 WEST PARK AVENUE, KOKOMO, INDIANA     46904-9013
(Address of principal executive offices)   (Zip Code)




Registrant's  telephone  number,  including  area  code:  (317)  465-6000

ITEM  5.    OTHER  EVENTS.
-------     -------------

     On January 7, 1997, Haynes International, Inc. issued a press release, a copy of which is attached hereto as Exhibit 20.01.
                                           --------------


ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.
-------     ------------------------------------

     The  following  exhibits  are  filed  as  a  part  of  this  report:






Number Assigned
 In Regulation
 S-K Item 601            Description of Exhibit
----------------         ------------------------------------------------------


(10)              10.01  Amendment No. 1 to Amended and Restated Loan
                         and Security Agreement by and among CoreStates
                         Bank, N.A., Congress Financial Corporation
                         (Central), as Lenders, Congress Financial Corporation
                         (Central), as Agent for Lenders, and Haynes
                         International, Inc. dated September 23, 1996.

(20)              20.01  Press Release issued on January 7, 1996 by Haynes
                         International, Inc. relating to the possible sale of a controlling interest in its parent company, Haynes
                         Holdings, Inc.

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


HAYNES  INTERNATIONAL,  INC.
(Registrant)


Date:    January    23,  1997

 /s/  Joseph  F.  Barker
------------------------
    (Signature)


Chief  Financial  Officer;  Vice  President
Finance;  Secretary  Treasurer
------------------------------
       (Title)